Exhibit 99.1
Investor Presentation Third Quarter 2023

Cautionary Statements Forward-Looking Statements. Certain statements in this presentation may constitute “forward-looking statements” within the meaning of federal securities laws. These forward-looking statements are based on the beliefs of the Corporation’s management, as well as assumptions made by, and information currently available to, the Corporation’s management, and reflect management’s current views with respect to certain events that could have an impact on the Corporation’s future financial performance. These forward-looking statements relate to expectations concerning matters that are not historical fact, may express “belief,” “intention,” “expectation,” “potential” and similar expressions, and may use the words “believe,” “expect,” “anticipate,” “estimate,” “plan,” “may,” “might,” “will,” “intend,” “target,” “should,” “could,” or similar expressions. These statements are inherently uncertain, and there can be no assurance that the underlying assumptions will prove to be accurate. Actual results could differ materially from those anticipated or implied by such statements. Factors that could have a material adverse effect on the operations and future prospects of the Corporation include, but are not limited to, changes in: (1) interest rates, such as volatility in short-term interest rates or yields on U.S. Treasury bonds, increases in interest rates following actions by the Federal Reserve and increases or volatility in mortgage interest rates, (2) general business conditions, as well as conditions within the financial markets, (3) general economic conditions, including unemployment levels, inflation rates, supply chain disruptions and slowdowns in economic growth, and also including the economic impacts of the COVID-19 pandemic, (4) market disruptions including pandemics or significant health hazards, severe weather conditions, natural disasters, terrorist activities, financial crises, political crises, war and other military conflicts (including the ongoing military conflicts between Russia and Ukraine and in the Middle East) or other major events, or the prospect of these events, (5) developments impacting the financial services industry, such as bank failures or concerns involving liquidity, (6) attracting, hiring, training, motivating and retaining qualified employees, (7) the legislative/regulatory climate, regulatory initiatives with respect to financial institutions, products and services, the Consumer Financial Protection Bureau (the CFPB) and the regulatory and enforcement activities of the CFPB, (8) monetary and fiscal policies of the U.S. Government, including policies of the FDIC, U.S. Department of the Treasury and the Board of Governors of the Federal Reserve System (the Federal Reserve Board), and the effect of these policies on interest rates and business in our markets, (9) demand for financial services in the Corporation’s market areas, (10) the value of securities held in the Corporation’s investment portfolios, (11) the quality or composition of the loan portfolios and the value of the collateral securing those loans, (12) the inventory level, demand and fluctuations in the pricing of used automobiles, including sales prices of repossessed vehicles, (13) the level of automobile loan delinquencies or defaults and our ability to repossess automobiles securing delinquent automobile finance installment contracts, (14) the level of net charge-offs on loans and the adequacy of our allowance for credit losses, (15) the level of indemnification losses related to mortgage loans sold, (16) demand for loan products, (17) deposit flows, (18) the strength of the Corporation’s counterparties, (19) the soundness of other financial institutions and any indirect exposure related to the closings of other financial institutions and their impact on the broader market through other customers, suppliers and partners, or that the conditions which resulted in the liquidity concerns with closed financial institutions may also adversely impact, directly or indirectly, other financial institutions and market participants with which the Corporation has commercial or deposit relationships, (20) competition from both banks and non-banks, including competition in the non-prime automobile finance markets, (21) reliance on third parties for key services, (22) the commercial and residential real estate markets, (23) the demand for residential mortgages and conditions in the secondary residential mortgage loan markets, (24) the Corporation’s technology initiatives and other strategic initiatives, (25) the Corporation’s branch expansions and consolidations, (26) cyber threats, attacks or events, (27) expansion of C&F Bank’s product offerings, and (28) accounting principles, policies and guidelines, and elections by the Corporation thereunder, including, for example, our adoption of the CECL methodology and the potential volatility in the Corporation’s operating results due to the application of the CECL methodology . These risks and uncertainties should be considered in evaluating the forward-looking statements contained herein, and readers are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date of this presentation. For additional information on risk factors that could affect the forward-looking statements contained herein, see the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2022 and other reports filed with the SEC. The Corporation undertakes no obligation to update any forward-looking statement, whether as a result of new information, future events or otherwise. Use of Certain Non-GAAP Financial Measures. The accounting and reporting policies of the Corporation conform to GAAP in the United States and prevailing practices in the banking industry. However, certain non-GAAP measures are used by management to supplement the evaluation of the Corporation’s financial condition and performance. These include return on average tangible common equity (ROATCE), tangible common equity to tangible assets (TCE/TA), and tangible book value per share. A reconciliation of the non-GAAP financial measures used by the Corporation to evaluate and measure the Corporation’s financial condition and performance to the most directly comparable GAAP financial measures is presented in an appendix. No Offer or Solicitation This presentation does not constitute an offer to sell or a solicitation to buy any securities. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, and no offer to sell or solicitation of an offer to buy shall be made in any jurisdiction in which such offer, solicitation or sale would be unlawful. About C&F Financial Corporation. Additional information regarding the Corporation’s products and services, as well as access to its filings with the SEC, are available on the Corporation’s website at http://www.cffc.com. 2

Our Company

Investment Highlights (as of 09/30/2023) • Strong community banking funding base with roots in key markets in Virginia • Regional exposure through elite mortgage banking and consumer finance segments • Diverse lines of business with experienced management teams • Top-tier financial performance • Strong balance sheet and asset quality • Outstanding capital management allows for a quality dividend while maintaining sufficient capital for organic and non-organic growth $181.1 Market Cap ($mil) $2.42 Total Assets ($B) $2.03 Total Deposits ($B) $1.68 Total Loans, HFI ($B) 14.18% ROATCE * (YTD ann) 1.04% ROAA (YTD ann) $1.76 Quarterly Dividend per share (annualized) $51.22 TBV per share * 4 * Non-GAAP financial measure. For non-GAAP financial measures, see reconciliation to most directly comparable GAAP measures in “Appendix – Reconciliation of Non-GAAP Disclosures” ■ C&F Bank footprint ■ C&F Financial Corporation footprint

Our Executive Leadership • President of C&F Bank • 30+ years in financial services industry including leadership experience with the Virginia Bankers Association and PricewaterhouseCoopers • 25+ years in leadership at C&F Thomas F. Cherry President & CEO C&F Financial Corporation Age: 54 • 20+ years in financial services industry including leadership experience with the financial services group at Yount, Hyde, & Barbour, CPA • 9 years in leadership at C&F Jason E. Long EVP & CFO C&F Financial Corporation Age: 44 • 30+ years in indirect auto lending business including leadership experience with Ally Financial and United Auto Credit • 15+ years in leadership with C&F Finance Company • 5+ years as member of the American Financial Services Association (AFSA) Independent Auto Finance Executives Committee S. Dustin Crone President & CEO C&F Finance Company Age: 55 • 40+ years in mortgage banking business • 25+ years in leadership with C&F Mortgage Corporation and C&F Bank • Started America’s Mortgage Cooperative (AMC) Bryan E. McKernon President & CEO C&F Mortgage Corporation Age: 67 5

Awards 6

Our Vision and Values “It is our aim to be the premier financial services company in the markets we serve.” 7

Our Lines of Business

Community Banking

C&F Bank provides community banking services at its 31 banking offices and 4 commercial loan offices. These locations provide a wide range of banking services to individuals and businesses.

C&F Wealth Management is a full-service brokerage firm offering a comprehensive range of wealth management services and insurance products through third-party service providers primarily at C&F Bank branch locations.

Mortgage Banking

We conduct mortgage banking activities through C&F Mortgage and its 51%-owned subsidiary, C&F Select LLC. C&F Mortgage provides mortgage loan origination services through 15 locations in Virginia and one each in Maryland, North Carolina, South Carolina, and West Virginia. C&F Select LLC provides mortgage loan origination services through two locations in Richmond, Virginia.

Consumer Finance

We conduct consumer finance activities through C&F Finance. C&F Finance is a regional indirect financing company purchasing automobile, marine and recreational vehicle (RV) retail installment sales contracts throughout Virginia and in portions of Alabama, Colorado, Florida, Georgia, Illinois, Indiana, Iowa, Kansas, Kentucky, Maryland, Minnesota, Missouri, New Jersey, North Carolina, Ohio, Pennsylvania, South Carolina, Tennessee, Texas, and West Virginia through its office in Henrico, Virginia.

Net Income ($mil) and Contribution by Segment



$18.9
33%
18%
49%
2019
$22.1
31%
44%
25%
2020
$28.7
31%
24%
45%
2021
$29.2
21%
4%
75%
2022
$18.9
28%
8%
64%
Sep-22
$18.5
11%
3%
86%
Sep-23
Community Banking
Mortgage Banking
Consumer Finance

8

Community Banking Community banking segment • Strong community bank franchise led by seasoned community bank leaders • Opened loan production offices in Charlottesville, Fredericksburg, and Hampton Roads over the past 5 years • Full-service brokerage firm offering a comprehensive range of wealth management services and insurance products • Diverse loan portfolio and revenue streams • Strong low-cost (1.12% QTD) deposit base 9 12.5% CAGR * Excludes Paycheck Protection Program (PPP) loans of $0, $77 million, $18 million, $463 thousand, and $461 thousand as of December 2019, December 2020, December 2021, December 2022, and September 2023, respectively $802 $964 $1,024 $1,161 $1,246 2019 2020 2021 2022 Sep-23 Total Loans, excl PPP * Total Loans, excl PPP 62% 55% 53% 58% 61% 2019 2020 2021 2022 Sep-23 Loan / Deposit (Bank only, excl PPP) $13.1 $16.4 $15.2 $19.3 $12.0 $12.2 2019 2020 2021 2022 Sep-22 Sep-23 Noninterest Income ($mil) Gain on sale of loans Other income, net Investment services income Service charges on deposit accounts Interchange Income

Community banking segment 10 The footprint includes 7 of the top 10 “non-Northern Virginia” counties and cities in 2023 median household income and 5 of the top 10 in projected population growth through 2028 Demographic data is provided by Claritas based primarily on US Census data. For non-census year data, Claritas uses samples and projections to estimate the demographic data. Data aggregated by S&P Global Market Intelligence. Markets are defined as groupings of the localities in which C&F operates. “Richmond Metro” is defined as New Kent, Chesterfield, Henrico, Powhatan, Cumberland, Hanover, Goochland, and Richmond (City). “Peninsulas” is defined as King William, James City, Middlesex, Westmoreland, Williamsburg (City), King George, Newport News (City), Richmond (County), Hampton (City), and York. “Charlottesville Metro” is defined as Charlottesville (City) and Albemarle. “Fredericksburg Metro” is defined as Fredericksburg (City) and Stafford. The definition of “Non-Northern Virginia” excludes cities and counties including Alexandria, Loudon, Falls Church, Fairfax, Arlington, Prince William, Manassas, Manassas Park, and Fauquier. •#1 Deposit Market Share in New Kent and Cumberland counties •7 of 8 localities projecting faster population growth than Virginia average Richmond Metro •#1 Deposit Market Share in King William county •6 of 10 localities projecting faster population growth than Virginia average Peninsulas •Entered the market with a loan production office and de novo branch in 2017, with second de novo branch and financial center opening in 2020 •Projecting faster population growth than Virginia average Charlottesville Metro •Stafford branch acquired in whole-bank acquisition of Peoples Community Bank in 2020 •Entered Fredericksburg (City) with a loan production office in 2021, with de novo branch and financial center in 2022 •Projecting faster population and household income growth than Virginia average Fredericksburg Metro

Mortgage Banking Mortgage banking segment • Strong mortgage banking franchise led by seasoned mortgage banking leaders • Division to provide mortgage loan origination as a service • Originations concentrated in purchase financing reduces business cycle impact • All originations sold servicing released 11 $11.9 $15.7 $35.8 $31.6 $12.8 $11.2 $8.4 2018 2019 2020 2021 2022 Sep-22 Sep-23 Noninterest Income ($mil) – Mortgage Banking Gain on sale of loans Mortgage banking fee income Mortgage lender services fee income Other income 88% 76% 48% 64% 85% 84% 90% 12% 24% 52% 36% 15% 16% 10% $643 $944 $1,772 $1,459 $697 $585 $401 2018 2019 2020 2021 2022 Sep-22 Sep-23 Originations ($mil) Purchases Refinancings

Mortgage banking segment Lender Solutions is a growing division of C&F’s mortgage banking segment that provides mortgage loan origination as a service to community financial institutions As of September 30, 2023, Lender Solutions active clientele included 22 community financial institutions, compared to 19 as of September 30, 2022 12 $0.4 $2.2 $2.5 $1.7 $1.3 $1.6 2019 2020 2021 2022 Sep-22 Sep-23 Mortgage lender services fee income ($mil)

Consumer finance segment Consumer Finance • Unique indirect automobile financing franchise with a regional presence and seasoned management team • Established in 2002 with the acquisition of an indirect, non-prime auto finance company • Over the past several years we have adjusted underwriting criteria, which has resulted in purchasing automobile loan contracts with higher credit scores • Expanded in 2018 to provide Marine/RV loans, averaging less than $50,000, to prime borrowers 13 14% 3.05 1.54 -0.14 0.59 1.77 1.63 1.75 NCO (% of Average Loans) 6.96 7.53 6.73 5.47 5.18 2019 2020 2021 2022 Sep-23 ACL (%) 13.48 12.65 11.3 9.84 9.82 9.93 10.09 Loan Yield (%) 94% 87% 87% 87% 86% 6% 13% 13% 13% 14% $313 $312 $368 $475 $471 2019 2020 2021 2022 Sep-23 Total Loans ($mil) Autos Marine/RV * Annualized year-to-date Quarter-to-date

Consumer finance segment With the consumer finance segment’s implementation of a scorecard model for purchasing loan contracts, the credit-worthiness of borrowers at origination has improved for automobile loans purchased and the level of credit losses experienced has decreased. • Very Good and Good credit rated borrowers are near or above the average consumer FICO Score • Fairly Good and Fair credit rated borrowers are approaching or slightly below the average consumer FICO Score but typically have a credit profile acceptable to most lenders • Marginal credit rated borrowers are well below the average consumer FICO Score 14 * Refer to the Allowance for Credit Losses footnote in the Corporation’s Quarterly Report on Form 10-Q for a more detailed description of the consumer finance segment’s credit quality indicators. 37% 28% 21% 14% 9% 7% 33% 33% 30% 28% 24% 22% 20% 24% 24% 28% 29% 30% 6% 8% 11% 15% 22% 25% 4% 7% 14% 15% 16% 16% 2018 2019 2020 2021 2022 Sep-23 Credit Score at Origination Marginal Fair Fairly Good Good Very Good

Total Deposits ($bil) Balance Sheet - Corporation Total Assets ($bil) 10.6% CAGR 12.8% CAGR 12.4% CAGR Total Loans HFI, excl PPP * ($bil) 15 * Excludes Paycheck Protection Program (PPP) loans of $0, $77 million, $18 million, $463 thousand, and $461 thousand as of December 2019, December 2020, December 2021, December 2022, and September 2023, respectively $1.66 $2.09 $2.26 $2.33 $2.42 2019 2020 2021 2022 Sep-23 $1.29 $1.75 $1.91 $2.00 $2.03 2019 2020 2021 2022 Sep-23 $1.08 $1.24 $1.35 $1.59 $1.68 2019 2020 2021 2022 Sep-23

Net Interest Margin (NIM) - Corporation Yield, Cost, and NIM (%) 16 6.51 5.39 4.67 4.63 5.30 5.41 5.54 1.06 0.77 0.44 0.38 0.83 1.19 1.34 5.52 4.65 4.26 4.27 4.52 4.29 4.29 2019 2020 2021 2022 Mar-23 QTD Jun-23 QTD Sep-23 QTD Yield on EarningAssets Cost of Funds NIM

Noninterest Income C&F Financial Corporation Noninterest Income ($mil) 17 Community Banking Noninterest Income (% of total) (YTD Sep-23) Mortgage Banking Noninterest Income (% of total) (YTD Sep-23) * * Includes other income (loss), net recorded at the holding company and elimination of intercompany transactions. $13.1 $16.4 $15.2 $19.3 $12.0 $12.2 $15.7 $35.8 $31.6 $12.8 $11.2 $8.4 $31.4 $54.6 $49.2 $28.5 $18.5 $21.2 2019 2020 2021 2022 Sep-22 Sep-23 Community Banking Mortgage Banking Consumer Finance Other & Eliminations Interchange Income 38% Service charges on deposit accounts 27% Investment services income 15% Other income, net 20% Gain on sale of loans 59% Mortgage banking fee income 22% Mortgage lender services fee income 19% Other income 0%

Return on Average Equity (ROAE) (%) Earnings - Corporation Earnings per Share (EPS) ($) Return on Average Assets (ROAA) (%) 18 Return on Average Tangible Common Equity (ROATCE) * (%) * Non-GAAP financial measure. For non-GAAP financial measures, see reconciliation to most directly comparable GAAP measures in “Appendix – Reconciliation of Non-GAAP Disclosures” $5.47 $6.06 $7.95 $8.29 $5.34 $5.41 2019 2020 2021 2022 Sep-22 Sep-23 1.20 1.14 1.34 1.27 1.10 1.04 2019 2020 2021 2022 Sep-22 Sep-23 12.02 12.54 14.77 14.84 12.63 12.22 2019 2020 2021 2022 Sep-22 Sep-23 13.53 14.92 17.15 17.31 14.67 14.18 2019 2020 2021 2022 Sep-22 Sep-23

Capital - Bank 9.9% 10.1% 8.5% 5.0% 4.0% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 2022 Sep-23 Sep-23 w/ AOCI Impact Tier 1 Leverage Ratio 12.9% 12.7% 11.7% 6.5% 4.5% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 2022 Sep-23 Sep-23 w/ AOCI Impact CET 1 Risk-based Capital Ratio 14.2% 14.0% 11.9% 10% 8% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 2022 Sep-23 Sep-23 w/ AOCI Impact Total Risk-based Capital Ratio As of September 30, 2023, the most recent notification from the FDIC categorized C&F Bank as well capitalized under the regulatory framework for prompt corrective action. The following show capital ratios excluding and including unrealized losses on available for sale securities. In the event that all of these unrealized losses became realized into earnings, C&F Bank would continue to exceed requirements to be considered well capitalized. 19

Capital - Corporation 9.9% 10.0% 8.4% 4.0% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 2022 Sep-23 Sep-23 w/ AOCI Impact Tier 1 Leverage Ratio 7.32% 7.23% 7.23% 0.00% 2.00% 4.00% 6.00% 8.00% 2022 Sep-23 Sep-23 w/ AOCI Impact TCE Ratio 11.4% 11.2% 9.2% 4.5% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 2022 Sep-23 Sep-23 w/ AOCI Impact CET 1 Risk-based Capital Ratio 15.4% 14.8% 12.7% 8% 0.0% 5.0% 10.0% 15.0% 20.0% 2022 Sep-23 Sep-23 w/ AOCI Impact Total Risk-based Capital Ratio 20

Funding Sources - Corporation 21 * The Corporation may rely on brokered deposits on a limited basis as a means of maintaining and diversifying liquidity and funding sources. Internal policy limits brokered deposits to 20 percent of total deposits. Available Used Net Availability September 30, 2023 ($ in thousands) Excess cash reserves $ 53,407 $ - $ 53,407 Borrowings from FHLB 241,918 67,000 174,918 Borrowings from Federal Reserve Bank 255,916 - 255,916 Unsecured federal funds agreements 95,000 - 95,000 Repurchase lines of credit 35,000 - 35,000 Unpledged securities 270,146 - 270,146 Total Liquidity Sources $ 951,387 $ 67,000 $ 884,387 Uninsured and Uncollateralized Deposits $ 409,147 Coverage Ratio 216% Brokered deposits * $ 405,686 $ 18,000 $ 387,686

Assets - Corporation Composition (% of Total Assets) (Sep-23) Yield on Earning Assets (%) Growth by Type ($ mil) 22 11.5% CAGR 12.5% CAGR QTD QTD * Excludes Paycheck Protection Program (PPP) loans of $0, $77 million, $18 million, $463 thousand, and $461 thousand as of December 2019, December 2020, December 2021, December 2022, and September 2023, respectively 6.51 5.39 4.67 4.63 5.30 5.41 5.54 2019 2020 2021 2022 Mar-23 Jun-23 Sep-23 QTD Cash and Cash Equivalents 3% Securities 19% Loans, HFS 1% Loans, HFI 69% Non-Earning Assets 8% $165 $190 $802 $313 $71 $461 $1,246 $471 Cash and Cash Equivalents Securities Loans, HFI excl PPP (Community Banking)* Loans, HFI (Consumer Finance) 2019 2020 2021 2022 Sep-23

Loans, HFI - Corporation Yield (%) 23 13.7% CAGR 11.5% 9.6% CAGR CAGR QTD QTD Growth by Type ($ mil) Commercial Concentrations, as of September 30, 2023 Total CRE was 225% of total risk-based capital as of September 30, 2023. 7.58 6.18 5.86 5.85 6.35 6.45 6.53 2019 2020 2021 2022 Mar-23 Jun-23 Sep-23 QTD $247 $555 $278 $313 $762 $267 $312 $775 $368 $319 $843 $475 $348 $898 $471 Consumer Commercial Consumer Finance 2019 2020 2021 2022 Sep-23 % of Total Loans ($ mil) Total Exposure Current Balance Apartments $ 171.2 135.1 8.1% Retail 128.4 119.3 7.1% Office 116.1 110.3 6.6% Industrial/Warehouse 108.7 75.3 4.5% C&I 84.7 64.9 3.9% Hotels 73.0 43.9 2.6% Mini-storage 48.0 27.3 1.6% Medical Office 42.4 41.8 2.5%

Asset Quality Allowance for Credit Losses (ACL) (% of Total Loans) Nonaccruals (% of Total Loans) Net Charge-offs (% of Average Loans) 24 Amendments to ASC 326 (“CECL”) were adopted by the Corporation on January 1, 2023. 0.19 0.29 0.23 0.01 0.04 0.20 0.13 0.10 0.19 0.19 2019 2020 2021 2022 Sep-23 Bank Finance 0.04 0.01 0.01 0.02 -0.01 -0.01 -0.01 3.05 1.54 -0.14 0.59 1.77 1.63 1.75 Bank Finance 1.32 1.46 1.43 1.25 1.27 6.96 7.53 6.73 5.47 5.18 2019 2020 2021 2022 Sep-23 Bank Finance * Annualized year-to-date

Securities - Corporation Composition (% of Total Assets) (Sep-23) Yield (%) Growth by Type ($ mil) 25 Weighted average life of the portfolio as of September 30, 2023 was 5.09 years. QTD QTD U.S. Treasury securities 11% U.S. Government Agencies and corporations 21% Mortgage-backed securities 35% Obligations of states and political subdivision 29% Corporate and other debt securities 4% 2.89 2.37 1.71 1.96 2.30 2.33 2.39 2019 2020 2021 2022 Mar-23 Jun-23 Sep-23 QTD $0 $21 $87 $82 $51 $0 $94 $160 $134 $21 U.S. Treasury securities U.S. government agencies and corporations Mortgage-backed securities Obligations of states and political subdivisions Corporate and other debt securities 2019 2020 2021 2022 Sep-23

Funding - Corporation Composition (% of Total Assets) (Sep-23) Cost of Funds (%) 26 QTD QTD Total Deposits 84% Borrowings 5% TruPS 1% Equity 8% Other 2% 1.06 0.77 0.44 0.38 0.83 1.19 1.34 2019 2020 2021 2022 Mar-23 Jun-23 Sep-23 QTD

Deposits Cost of Deposits (%) Growth by Type ($ mil) 27 11.4% CAGR QTD QTD 19.2% CAGR Deposit Mix Shift 0.43 0.24 0.17 0.23 0.51 0.57 0.61 3.44 1.64 0.90 0.76 1.70 2.55 3.00 0.75 0.60 0.30 0.26 0.62 0.93 1.12 2019 2020 2021 2022 Mar-23 Jun-23 Sep-23 Savings and interest bearing Time Total Deposits QTD $297 $572 $422 $502 $781 $470 $582 $907 $426 $605 $1,017 $381 $574 $857 $597 Noninterest bearing Savings and interest bearing Time 2019 2020 2021 2022 Sep-23 33% 30% 28% 48% 51% 42% 19% 19% 30% Sep-22 Dec-22 Sep-23 Noninterest bearing Savings and interest bearing Time

0.25% 0.23% 0.22% 0.25% 0.34% 0.62% 0.93% 1.12% Dec-21 Mar-22 Jun-22 Sep-22 Dec-22 Mar-23 Jun-23 Sep-23 Total Deposits Cost of Deposits Cumulative Deposit Beta Deposit Trends 28 0.7% 2.7% 8.6% 14.6% 0.35% 0.34% 0.32% 0.37% 0.51% 0.88% 1.31% 1.57% Dec-21 Mar-22 Jun-22 Sep-22 Dec-22 Mar-23 Jun-23 Sep-23 Interest-Bearing Deposits Cost of Deposits Cumulative Deposit Beta 1.2% 4.3% 12.1% 20.5% 0.0% 0.0% 17.7% 24.7% -1.1% -1.3%

Granular Deposit Base Consumer Deposits • ~70 thousand accounts • $17,500 average balance Commercial Deposits • ~14 thousand accounts • $61,000 average balance 74% 6% 20% Insured Uninsured, secured Public Funds All other uninsured Total Deposits $2.03 Billion As of 9/30/23 29

Appendix

Acquisitions • Headquartered in Powhatan, VA • $390 million in total assets at announcement • 7 community banking offices • The transaction was completed on October 1, 2013 • Headquartered in Montross, VA • $194 million in total assets at announcement • 5 community banking offices • The transaction was completed on January 1, 2020 • Estimated fair value of loans and deposits acquired of $124 and $172 million, respectively 31

Reconciliation of Non-GAAP Disclosures 32 ($ thousands) 2020 2021 2022 Sep-22 Sep-23 Return on Average Tangible Common Equity Average total equity, as reported $ 178,862 $ 197,204 $ 197,876 $ 201,181 $ 203,606 Average goodwill (25,191) (25,191) (25,191) (25,191) (25,191) Average other intangible assets (2,442) (2,127) (1,820) (1,857) (1,572) Average noncontrolling interest (767) (907) (737) (769) (668) Average tangible common equity $ 150,462 $ 168,979 $ 170,128 $ 173,364 $ 176,175 Net income $ 22,424 $ 29,123 $ 29,369 $ 19,063 $ 18,658 Amortization of intangibles 332 314 298 224 204 Net income attributable to noncontrolling interest (307) (456) (210) (212) (122) Net income attributable to C&F Financial Corporation $ 22,449 $ 28,981 $ 29,457 $ 19,075 $ 18,740 Annualized return on average tangible common equity 14.92% 17.15% 17.31% 14.67% 14.18%

Reconciliation of Non-GAAP Disclosures 33 ($ thousands, except per share) 2020 2021 2022 Sep-23 Tangible Common Equity (TCE) / Tangible Assets (TA) Total equity, as reported $ 194,471 $ 211,024 $ 196,233 $ 200,380 Goodwill (25,191) (25,191) (25,191) (25,191) Other intangible assets (2,291) (1,977) (1,679) (1,475) Noncontrolling interest (666) (706) (599) (618) Tangible common equity $ 166,323 $ 183,150 $ 168,764 $ 173,096 Total assets, as reported $ 2,086,310 $ 2,264,521 $ 2,332,317 $ 2,421,705 Goodwill (25,191) (25,191) (25,191) (25,191) Other intangible assets (2,291) (1,977) (1,679) (1,475) Noncontrolling interest (666) (706) (599) (618) Tangible assets $ 2,058,162 $ 2,236,647 $ 2,304,848 $ 2,394,421 Tangible Common Equity (TCE) / Tangible Assets (TA) 8.08% 8.19% 7.32% 7.23% Tangible Book Value Per Share Equity attributable to C&F Financial Corporation $ 193,805 $ 210,318 $ 195,634 $ 199,762 Less goodwill (25,191) (25,191) (25,191) (25,191) Less other intangible assets (2,291) (1,977) (1,679) (1,475) Tangible equity attributable to C&F Financial Corporation $ 166,323 $ 183,150 $ 168,764 $ 173,096 Shares outstanding 3,670,301 3,545,554 3,476,614 3,379,619 Book value per share $ 52.80 $ 59.32 $ 56.27 $ 59.11 Tangible book value per share $ 45.32 $ 51.66 $ 48.54 $ 51.22